UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 24, 2012

LEGG MASON, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 International Drive, Baltimore, Maryland	21202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(410) 539-0000

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

	Legg Mason’s annual meeting of stockholders was held on July 24, 2012. In the election of directors, the four director nominees were elected with the following votes:

	Votes Cast	For	Withhold	Non-Votes
Robert E. Angelica	124,675,719	111,799,262	1,088,228	11,788,229
Barry W. Huff	124,675,719	111,809,554	1,077,936	11,788,229
John E. Koerner III	124,675,719	111,436,523	1,450,967	11,788,229
Cheryl Gordon Krongard	124,675,719	111,815,771	1,071,719	11,788,229

	The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as follows:

Votes Cast		124,675,719
For		105,830,832
Against		2,239,599
Abstain		4,817,059
Non-Vote		11,788,229

The stockholders voted in favor of the ratification of the appointment of PriceWaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending March 31, 2013 as follows:

Votes Cast	124,675,719
For	123,812,371
Against	758,167
Abstain	105,181
Non-Vote	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.
(Registrant)

Date: July 26, 2012	By:	/s/ Thomas P. Lemke
Thomas P. Lemke
Executive Vice President and General Counsel